FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005

                              Tasker Capital Corp.
             (Exact name of registrant as specified in its charter)


       NEVADA                      000-32019              88-0426048
State or other Jurisdiction       (Commission          (IRS Employer
    of Incorporation               File Number)      Identification Number)


      100 MILL PLAIN RD., DANBURY, CT                       06811
      -------------------------------                       -----
 (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (203) 546-3555

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (b) Tasker Capital Corp. engaged Rothstein, Kass & Company, P.C. as its independent registered public accounting firm effective March 15, 2005. Rothstein, Kass & Company will audit the Company's fiscal year ended December 31, 2004. The Company's Board of Directors approved the decision to engage Rothstein, Kass & Company. Prior to the Company engaging Rothstein, Kass & Company as the Company's independent registered public accounting firm, the Company did not consult with or obtain oral or written advice from Rothstein, Kass & Company. The Company previously reported the resignation of its principal independent accountant in a Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 23, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TASKER CAPITAL CORP.
                                                   (Registrant)


                                              By: /s/ Robert D. Jenkins
                                                  ------------------------------
                                                  Robert D. Jenkins
                                                  Chief Financial Officer
Dated:  March 17, 2005